UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Dreman High Return Equity Fund

(formerly Scudder-Dreman High Return Equity Fund)

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

22 Financial Statements

26 Financial Highlights

33 Notes to Financial Statements

44 Other Information

45 Shareholder Meeting Results

46 Account Management Resources

49 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may also focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Classes A, B, C, I, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal values fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the DWS Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class R. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Dreman High Return Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.48%	9.46%	14.24%	5.38%	11.09%
Class B	5.05%	8.56%	13.31%	4.52%	10.15%
Class C	5.06%	8.61%	13.38%	4.58%	10.20%
Class I	5.66%	9.80%	14.63%	5.80%	11.54%
Class R	5.38%	9.22%	13.97%	5.05%	10.67%
S&P 500 Index+	2.60%	8.64%	11.64%	1.96%	8.35%
DWS Dreman High Return Equity Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	5.64%	9.81%	14.61%	12.24%
S&P 500 Index+	2.60%	8.64%	11.64%	11.10%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman High Return Equity Fund — Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/06
DWS Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,317	$14,052	$12,247	$26,971
	Average annual total return	3.17%	12.01%	4.14%	10.43%
Class B	Growth of $10,000	$10,556	$14,346	$12,373	$26,299
	Average annual total return	5.56%	12.78%	4.35%	10.15%
Class C	Growth of $10,000	$10,861	$14,575	$12,507	$26,423
	Average annual total return	8.61%	13.38%	4.58%	10.20%
Class I	Growth of $10,000	$10,980	$15,062	$13,255	$29,818
	Average annual total return	9.80%	14.63%	5.80%	11.54%
Class R	Growth of $10,000	$10,922	$14,805	$12,793	$27,574
	Average annual total return	9.22%	13.97%	5.05%	10.67%
S&P 500 Index+	Growth of $10,000	$10,864	$13,914	$11,021	$22,291
	Average annual total return	8.64%	11.64%	1.96%	8.35%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 5/31/06
DWS Dreman High Return Equity Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,098,100	$1,505,600	$1,547,200
	Average annual total return	9.81%	14.61%	12.24%
S&P 500 Index+	Growth of $1,000,000	$1,086,400	$1,391,400	$1,484,000
	Average annual total return	8.64%	11.64%	11.10%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 5/31/06	$ 46.46	$ 46.29	$ 46.33	$ 46.45	$ 46.37	$ 46.47
11/30/05	$ 44.37	$ 44.20	$ 44.25	$ 44.35	$ 44.29	$ 44.38
Distribution Information: Six Months: Income Dividends as of 5/31/06	$ .33	$ .14	$ .16	$ .41	$ .29	$ .41
Class A Lipper Rankings — Equity Income Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	133	of	223	60
3-Year	39	of	156	25
5-Year	37	of	121	31
10-Year	6	of	73	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 5/31/06
DWS Dreman High Return Equity Fund	6-Month*	1-Year	Life of Class*
Class S	5.60%	9.77%	6.76%
S&P 500 Index+	2.60%	8.64%	6.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class S shares commenced operations on February 28, 2005. Index returns began February 28, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/06	$ 46.46
11/30/05	$ 44.38
Distribution Information: Six Months: Income Dividends as of 5/31/06	$ .40
Class S Lipper Rankings — Equity Income Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	126	of	223	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman High Return Equity Fund — Class S [] S&P 500 Index+

Comparative Results as of 5/31/06
DWS Dreman High Return Equity Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,977	$10,853
	Average annual total return	9.77%	6.76%
S&P 500 Index+	Growth of $10,000	$10,864	$10,802
	Average annual total return	8.64%	6.37%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on February 28, 2005. Index returns began on February 28, 2005.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,054.80	$ 1,050.50	$ 1,050.60	$ 1,056.60	$ 1,053.80	$ 1,056.00	$ 1,056.40
Expenses Paid per $1,000*	$ 5.74	$ 9.82	$ 9.51	$ 4.00	$ 6.55	$ 4.36	$ 4.15
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,019.35	$ 1,015.36	$ 1,015.66	$ 1,021.04	$ 1,018.55	$ 1,020.69	$ 1,020.89
Expenses Paid per $1,000*	$ 5.64	$ 9.65	$ 9.35	$ 3.93	$ 6.44	$ 4.28	$ 4.08

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
DWS Dreman High Return Equity Fund	1.12%	1.92%	1.86%	.78%	1.28%	.85%	.81%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman discusses the economy, the market environment and performance of DWS Dreman High Return Equity Fund for the six months ended May 31, 2006.

Q: How would you describe the economic and market environment over the last six months, and what do trends suggest for the months ahead?

A: The broad market, as measured by the Standard & Poor's 500 (S&P 500) Index, had a return of 2.60% for the six-month period ended May 31, 2006.1 Small-cap stocks performed significantly better than large-cap issues: the Russell 2000 Index, which measures the return of small-cap stocks, had a return of 7.03%, with 2.76% for the Russell 1000 Index, which tracks large-cap stocks.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The market's weakness in late May and early June tends to obscure the strength in recent months, but this is not surprising, based on experience. As we near midyear 2006, interest rates and the fear of inflation are key drivers of the stock market. When inflation rates rise, people tend to be negative on the stock market as a whole. But it's important to remember that, even with recent increases, interest rates and inflation remain low relative to levels of the last 25 years. We believe that there is reason to expect that stocks will perform well in the months ahead. Price-to-earnings ratios are much lower than they were four or five years ago, and profit margins are holding up well. We could see some pronounced ups and downs in the market, and some industry groups may drop sharply, but high volatility can create great opportunities for value-oriented investors such as ourselves.

One reason to feel optimistic about the market is that the economy still has considerable momentum: the Department of Commerce reported that real growth in gross domestic product rebounded to 5.3% in the first quarter of 2006, after a weak showing in the hurricane-impacted fourth quarter of 2005.3 Corporate profits were strong in early 2006, posting the largest year-on-year increase since 2002, according to The Wall Street Journal.

3 Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

Business investment has been a key driver of economic growth, and consumer spending also remains reasonably strong, although it is likely to slow from the pace in the first quarter. There are a few signs of moderation: housing activity has slowed a bit, and recent labor market indicators have been slightly less positive. We believe that the cumulative effect of the Federal Reserve's series of rate increases will begin to slow economic growth, especially now that real long-term interest rates have begun to increase.

Q: How has the fund performed?

A: We are pleased with the fund's performance, both in the last six months and, more important, over the longer term. For the six months ended May 31, 2006, DWS Dreman High Return Equity Fund (Class A shares, unadjusted for sales charges) returned 5.48%. The fund outperformed the 2.60% return of its benchmark, the Standard & Poor's 500 Index (the S&P 500). We consider long-term returns to be far more important than short-term returns, which can fluctuate for a variety of reasons. So, we are especially pleased to report that the fund's Class A share returns, unadjusted for sales charges, have surpassed those of the fund's benchmark for the one-year, three-year, five-year and 10-year periods ended May 31, 2006. (If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

Q: What investment decisions were most important for performance?

A: In terms of industry emphasis, performance relative to the benchmark benefited most from overweights in health care and consumer staples and an underweight in information technology, which was the poorest-performing of the 10 sectors in the S&P 500 over the last six months.4

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In consumer staples, this fund has for some time had a significant concentration in tobacco stocks. Two of our top 10 holdings are Altria Group, Inc. and UST, Inc. UST, Inc. is the leader in smokeless tobacco in the United States. The fund also holds a large position in Reynolds American, Inc. These stocks have significant brand equity and high yields. Reynolds American is still working through some mergers but continues to experience growth in core brands, including the smokeless tobacco brands of recently acquired Conwood. We believe that our tobacco holdings continue to provide good value.

In health care, performance benefited from an overweight in pharmaceutical leaders Pfizer, Inc. and Merck & Co., Inc., which recovered following weakness in 2005. Also important were significant overweights in Quest Diagnostics, Inc. and Laboratory Corp. of America Holdings, which are leaders in a consolidating industry.

Also a positive factor was an overweight in energy stocks. Energy holdings that performed especially well were El Paso Corp., Occidental Petroleum Corp. and ConocoPhillips, all of which remain in the portfolio.

Q: What were some of the negatives?

A: Performance was hurt by stock selection in financials. Three large holdings, Freddie Mac, Fannie Mae, and American International Group, Inc. (AIG), have performed poorly for some time because of accounting irregularities that required earnings restatements.

We believe that the financial problems affecting Freddie Mac and Fannie Mae have been exaggerated and that much of the criticism of these companies has been politically motivated. While we acknowledge that their problems have taken longer to work out than we expected, we consider the market's negative reaction to the issues facing these companies to be excessive. We continue to hold positions in both of these stocks.

There continue to be a number of unknowns surrounding AIG; the stock moved up after we bought it but has dropped again. We have the stock under review and may consider selling on future strength in the stock price.

Partially offsetting the poor performance of these three stocks in the financials sector was strength in Washington Mutual, Inc. This holding performed very well in recent months after being out of favor because of questions about the ongoing profitability of its big mortgage business.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios, and above-market dividend yields. We urge investors to take a long-term view and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/06	11/30/05

Common Stocks	88%	86%
Cash Equivalents	11%	13%
US Treasury Obligations	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/06	11/30/05

Financials	27%	28%
Energy	21%	21%
Health Care	18%	19%
Consumer Staples	17%	18%
Industrials	8%	5%
Consumer Discretionary	6%	7%
Information Technology	2%	2%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2006 (39.9% of Net Assets)
1. Altria Group, Inc. Parent company operating in the tobacco and food industries	7.7%
2. ConocoPhillips Producer of petroleum and other natural gases	6.7%
3. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	4.4%
4. Washington Mutual, Inc. Provider of diversified financial services	3.7%
5. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.4%
6. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	3.3%
7. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.1%
8. Devon Energy Corp. Explorer and producer of oil and gas	2.7%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-presciption self medications	2.5%
10. Bank of America Corp. Provider of commercial banking services	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 87.2%
Consumer Discretionary 5.2%
Automobiles 0.3%
Ford Motor Co. (a)	2,626,775	18,807,709
Multiline Retail 0.9%
Federated Department Stores, Inc.	982,125	71,528,164
Specialty Retail 4.0%
Borders Group, Inc. (b)	5,255,100	109,095,876
Home Depot, Inc.	2,875,335	109,607,770
Staples, Inc.	3,658,407	85,935,980
		304,639,626
Consumer Staples 14.8%
Food & Staples Retailing 0.3%
Safeway, Inc. (a)	1,116,825	26,334,734
Tobacco 14.5%
Altria Group, Inc.	8,147,675	589,484,286
Imperial Tobacco Group PLC (ADR)	705,450	43,406,338
Reynolds American, Inc. (a)	1,274,141	140,079,062
Universal Corp. (a) (b)	2,141,450	78,933,846
UST, Inc. (a)	5,885,800	259,034,059
		1,110,937,591
Energy 18.0%
Energy Equipment & Services 0.3%
Transocean, Inc.*	251,875	20,495,069
Oil, Gas & Consumable Fuels 17.7%
Anadarko Petroleum Corp.	694,000	34,470,980
Apache Corp.	1,907,600	123,765,088
Chevron Corp.	3,976,334	237,745,010
ConocoPhillips	8,114,261	513,551,579
Devon Energy Corp.	3,702,200	212,358,192
El Paso Corp. (a)	6,262,925	97,513,742
EnCana Corp. (a)	477,600	24,137,904
Kerr-McGee Corp.	21,664	2,314,798
Occidental Petroleum Corp.	1,179,800	116,906,382
		1,362,763,675
Financials 23.3%
Banks 9.4%
KeyCorp.	2,173,500	77,637,420
PNC Financial Services Group, Inc.	1,236,400	85,200,324
Sovereign Bancorp, Inc. (a)	4,476,600	99,828,180
US Bancorp.	1,961,150	60,540,701
Wachovia Corp.	2,125,500	113,714,250
Washington Mutual, Inc.	6,176,064	283,543,098
		720,463,973
Diversified Financial Services 11.7%
Bank of America Corp.	3,783,468	183,119,851
CIT Group, Inc.	672,775	34,580,635
Citigroup, Inc.	981,700	48,397,810
Fannie Mae	6,756,850	336,153,288
Freddie Mac	4,269,550	256,343,782
JPMorgan Chase & Co.	1,025,769	43,738,790
		902,334,156
Insurance 2.2%
American International Group, Inc.	2,428,650	147,661,920
The St. Paul Travelers Companies, Inc.	483,960	21,303,919
		168,965,839
Health Care 16.1%
Health Care Equipment & Supplies 0.5%
Becton, Dickinson & Co.	702,140	42,430,320
Health Care Providers & Services 8.2%
Aetna, Inc.	1,824,300	70,162,578
HCA, Inc. (a)	2,121,500	94,300,675
Laboratory Corp. of America Holdings*	2,498,350	148,302,056
Medco Health Solutions, Inc.*	529,822	28,557,406
Quest Diagnostics, Inc.	2,117,400	118,023,876
UnitedHealth Group, Inc.	3,827,100	168,239,316
		627,585,907
Life Sciences Tools & Services 0.8%
Fisher Scientific International, Inc.*	791,000	58,731,750
Pharmaceuticals 6.6%
Bristol-Myers Squibb Co.	3,010,850	73,916,368
Johnson & Johnson	379,200	22,835,424
Merck & Co., Inc.	4,006,220	133,367,064
Pfizer, Inc.	8,150,905	192,850,412
Wyeth	1,914,550	87,571,517
		510,540,785
Industrials 6.6%
Air Freight & Logistics 0.5%
FedEx Corp.	340,800	37,239,216
Industrial Conglomerates 5.1%
3M Co.	2,036,000	170,331,760
General Electric Co.	2,675,525	91,663,486
Tyco International Ltd.	4,783,580	129,682,854
		391,678,100
Machinery 1.0%
PACCAR, Inc.	1,057,700	81,284,245
Information Technology 2.1%
IT Consulting & Services 1.7%
Electronic Data Systems Corp.	5,199,561	127,493,236
Software 0.4%
Microsoft Corp.	1,513,800	34,287,570
Materials 0.0%
Chemicals
Tronox, Inc. "B"*	4,368	56,478
Utilities 1.1%
Independent Power Producers & Energy Traders 1.0%
TXU Corp.	1,412,500	80,936,250
Multi-Utilities 0.1%
NiSource, Inc.	198,520	4,321,780
Total Common Stocks (Cost $4,976,120,016)		6,703,856,173
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.4%
US Treasury Bills:
4.14%**, 6/22/2006 (c)	20,000,000	19,595,200
4.15%**, 6/8/2006 (c)	10,000,000	9,991,931
Total US Treasury Obligations (Cost $29,587,131)		29,587,131
	Shares	Value ($)

Securities Lending Collateral 3.0%
Daily Assets Fund Institutional, 5.00% (d) (e) (Cost $234,024,475)	234,024,475	234,024,475

Cash Equivalents 11.1%
Cash Management QP Trust, 5.01% (f) (Cost $849,463,022)	849,463,022	849,463,022
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $6,089,194,644)+	101.7	7,816,930,801
Other Assets and Liabilities, Net	(1.7)	(133,331,446)
Net Assets	100.0	7,683,599,355

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $6,096,691,077. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $1,720,239,724. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,998,822,958 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $278,583,234.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at May 31, 2006 amounted to $228,142,579 which is 3.0% of net assets.

(b) Affiliated issuer (see Notes to Financial Statements).

(c) At May 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At May 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	6/15/2006	2,669	861,869,543	848,808,724	(13,060,819)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments: Unaffiliated issuers (cost $4,858,790,101) — including $228,142,579 of securities loaned	$ 6,545,413,582
Affiliated issuers (cost $146,917,046)	188,029,722
Investment in Cash Management QP Trust (cost $849,463,022)	849,463,022
Investment in Daily Assets Fund Institutional (cost $234,024,475)*	234,024,475
Total investments in securities, at value (cost $6,089,194,644)	7,816,930,801
Receivable for investments sold	61,920,601
Dividends receivable	16,305,064
Interest receivable	4,142,053
Receivable for Fund shares sold	21,365,196
Margin deposit	13,595,745
Receivable for daily variation margin on open futures contracts	8,077,810
Other assets	156,000
Total assets	7,942,493,270
Liabilities
Payable for Fund shares redeemed	10,428,705
Payable for investments purchased	4,625,706
Payable upon return of securities loaned	234,024,475
Accrued management fee	4,245,122
Other accrued expenses and payables	5,569,907
Total liabilities	258,893,915
Net assets, at value	$ 7,683,599,355
Net Assets
Net assets consist of: Undistributed net investment income	38,190,879
Net unrealized appreciation (depreciation) on: Investments	1,727,736,157
Futures	(13,060,819)
Accumulated net realized gain (loss)	(25,233,687)
Paid-in capital	5,955,966,825
Net assets, at value	$ 7,683,599,355

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,152,604,726 ÷ 110,892,693 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 46.46
Maximum offering price per share (100 ÷ 94.25 of $46.46)	$ 49.29

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($733,905,874 ÷ 15,854,294 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)

$ 46.29

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($950,443,079 ÷ 20,513,377 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)

$ 46.33
Class I Net Asset Value, offering and redemption price(a) per share ($23,516,662 ÷ 506,303 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)	$ 46.45
Class R Net Asset Value, offering and redemption price(a) per share ($27,490,004 ÷ 592,783 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 46.37
Class S Net Asset Value, offering and redemption price(a) per share ($129,415,385 ÷ 2,785,394 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 46.46
Institutional Class Net Asset Value, offering and redemption price(a) per share ($666,223,625 ÷ 14,337,986 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 46.47

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Dividends — Unaffiliated issuers (net of foreign taxes withheld of $10,746)	$ 85,234,741
Dividends — Affiliated issuers	2,892,667
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	86,740
Interest — Cash Management QP Trust	24,064,754
Interest — Unaffiliated issuers	433,535
Total Income	112,712,437
Expenses: Management fee	25,666,783
Distribution service fees	14,714,676
Services to shareholders	6,232,203
Custodian fees	141,657
Auditing	45,945
Legal	88,021
Directors' fees and expenses	49,233
Reports to shareholders	462,567
Registration fees	168,457
Other	217,601
Total expenses before expense reductions	47,787,143
Expense reductions	(184,140)
Total expenses after expense reductions	47,603,003
Net investment income (loss)	65,109,434
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	122,784,202
Futures	30,905,237
153,689,439
Net unrealized appreciation (depreciation) during the period on: Investments	193,825,595
Futures	(33,338,907)
160,486,688
Net gain (loss) on investment transactions	314,176,127
Net increase (decrease) in net assets resulting from operations	$ 379,285,561

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income (loss)	$ 65,109,434	$ 89,219,226
Net realized gain (loss) on investment transactions	153,689,439	114,372,157
Net unrealized appreciation (depreciation) during the period on investment transactions	160,486,688	333,652,708
Net increase (decrease) in net assets resulting from operations	379,285,561	537,244,091
Distributions to shareholders from: Net investment income: Class A	(36,076,162)	(62,454,116)
Class B	(2,332,013)	(4,560,941)
Class C	(3,113,312)	(4,691,793)
Class I	(201,031)	(87,126)
Class R	(114,000)	(72,876)
Class S	(557,898)	(114,143)
Institutional Class	(5,365,736)	(5,071,808)
Fund share transactions: Proceeds from shares sold	1,135,063,813	2,278,074,783
Reinvestment of distributions	39,707,152	65,851,351
Cost of shares redeemed	(852,193,171)	(1,670,532,520)
Redemption fees	34,992	47,297
Net increase (decrease) in net assets from Fund share transactions	322,612,786	673,440,911
Increase (decrease) in net assets	654,138,195	1,133,632,199
Net assets at beginning of period	7,029,461,160	5,895,828,961
Net assets at end of period (including undistributed net investment income of $38,190,879 and $20,841,597, respectively)	$ 7,683,599,355	$ 7,029,461,160

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 44.37	$ 41.25	$ 36.44	$ 30.15	$ 36.74	$ 33.91
Income (loss) from investment operations: Net investment income[b]	.43	.67	.59	.59	.53	.41
Net realized and unrealized gain (loss) on investment transactions	1.99	3.05	4.81	6.28	(6.63)	2.94
Total from investment operations	2.42	3.72	5.40	6.87	(6.10)	3.35
Less distributions from: Net investment income	(.33)	(.60)	(.59)	(.58)	(.49)	(.52)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 46.46	$ 44.37	$ 41.25	$ 36.44	$ 30.15	$ 36.74
Total Return (%)[c]	5.48**	9.07	14.97	23.18	(16.77)	9.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5,153	4,767	4,170	2,983	2,056	2,101
Ratio of expenses (%)	1.12*	1.12	1.14	1.27	1.27	1.27
Ratio of net investment income (loss) (%)	1.86*	1.56	1.54	1.87	1.54	1.13
Portfolio turnover rate (%)	15*	9	10	14	25	29

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 44.20	$ 41.08	$ 36.29	$ 30.01	$ 36.58	$ 33.75
Income (loss) from investment operations: Net investment income[b]	.25	.32	.28	.34	.25	.12
Net realized and unrealized gain (loss) on investment transactions	1.98	3.03	4.78	6.26	(6.62)	2.93
Total from investment operations	2.23	3.35	5.06	6.60	(6.37)	3.05
Less distributions from: Net investment income	(.14)	(.23)	(.27)	(.32)	(.20)	(.22)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 46.29	$ 44.20	$ 41.08	$ 36.29	$ 30.01	$ 36.58
Total Return (%)[c]	5.05**	8.18	14.02	22.19	(17.43)	9.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	734	761	915	1,150	1,243	1,609
Ratio of expenses (%)	1.92*	1.95	1.96	2.08	2.08	2.08
Ratio of net investment income (loss) (%)	1.06*	.73	.72	1.06	.73	.32
Portfolio turnover rate (%)	15*	9	10	14	25	29

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 44.25	$ 41.13	$ 36.34	$ 30.04	$ 36.61	$ 33.78
Income (loss) from investment operations: Net investment income[b]	.26	.35	.30	.35	.26	.13
Net realized and unrealized gain (loss) on investment transactions	1.98	3.04	4.79	6.28	(6.62)	2.93
Total from investment operations	2.24	3.39	5.09	6.63	(6.36)	3.06
Less distributions from: Net investment income	(.16)	(.27)	(.30)	(.33)	(.21)	(.23)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 46.33	$ 44.25	$ 41.13	$ 36.34	$ 30.04	$ 36.61
Total Return (%)[c]	5.06**	8.26	14.08	22.27	(17.42)	9.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	950	858	683	549	398	398
Ratio of expenses (%)	1.86*	1.88	1.92	2.02	2.05	2.05
Ratio of net investment income (loss) (%)	1.12*	.80	.76	1.12	.76	.35
Portfolio turnover rate (%)	15*	9	10	14	25	29

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class I Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 44.35	$ 41.23	$ 36.45	$ 30.15	$ 36.76	$ 33.92
Income (loss) from investment operations: Net investment income[b]	.51	.82	.72	.74	.68	.58
Net realized and unrealized gain (loss) on investment transactions	2.00	3.03	4.79	6.29	(6.64)	2.94
Total from investment operations	2.51	3.85	5.51	7.03	(5.96)	3.52
Less distributions from: Net investment income	(.41)	(.73)	(.73)	(.73)	(.65)	(.68)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 46.45	$ 44.35	$ 41.23	$ 36.45	$ 30.15	$ 36.76
Total Return (%)	5.66**	9.41	15.32	23.76	(16.40)	10.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	20	9	13	22	33
Ratio of expenses (%)	.78*	.78	.81	.81	.80	.83
Ratio of net investment income (loss) (%)	2.20*	1.90	1.87	2.33	2.01	1.57
Portfolio turnover rate (%)	15*	9	10	14	25	29
[a] For the six months ended May 31, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.
Class R Years Ended November 30,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.29	$ 41.22	$ 36.43	$ 33.86
Income (loss) from investment operations: Net investment income[c]	.39	.57	.46	.02
Net realized and unrealized gain (loss) on investment transactions	1.98	3.06	4.84	2.55
Total from investment operations	2.37	3.63	5.30	2.57
Less distributions from: Net investment income	(.29)	(.56)	(.51)	—
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 46.37	$ 44.29	$ 41.22	$ 36.43
Total Return (%)	5.38**	8.87	14.67	7.59**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	11	2.029
Ratio of expenses (%)	1.28*	1.36	1.48	1.30*
Ratio of net investment income (loss) (%)	1.70*	1.32	1.20	.38*
Portfolio turnover rate (%)	15*	9	10	14

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended November 30,	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.38	$ 43.74
Income (loss) from investment operations: Net investment income[c]	.49	.59
Net realized and unrealized gain (loss) on investment transactions	1.99	.61
Total from investment operations	2.48	1.20
Less distributions from: Net investment income	(.40)	(.56)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 46.46	$ 44.38
Total Return (%)	5.60**	2.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129	38
Ratio of expenses (%)	.85*	.84*
Ratio of net investment income (loss) (%)	2.13*	1.81*
Portfolio turnover rate (%)	15*	9

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.38	$ 41.25	$ 36.46	$ 30.14	$ 32.27
Income (loss) from investment operations: Net investment income[c]	.50	.82	.71	.69	.13
Net realized and unrealized gain (loss) on investment transactions	2.00	3.04	4.81	6.30	(2.11)
Total from investment operations	2.50	3.86	5.52	6.99	(1.98)
Less distributions from: Net investment income	(.41)	(.73)	(.73)	(.67)	(.15)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 46.47	$ 44.38	$ 41.25	$ 36.46	$ 30.14
Total Return (%)	5.64**	9.43	15.33	23.58	(6.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	666	574	116	88	2
Ratio of expenses (%)	.81*	.79	.83	.92	1.00*
Ratio of net investment income (loss) (%)	2.17*	1.89	1.85	2.22	(1.57)*
Portfolio turnover rate (%)	15*	9	10	14	25

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman High Return Equity Fund (formerly Scudder-Dreman High Return Equity Fund) (the ``Fund'') is a diversified series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $147,951,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 ($79,880,000) and November 30, 2011 ($68,071,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $810,478,941 and $481,535,182, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.68% of the Fund's average daily net assets. Dreman Value Management, LLC ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

For the period December 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.20%, 1.20%, 1.20%, 1.00%, 0.98% and 1.00% of average daily net assets for Class A, B, C, I, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees and organizational and offering expenses.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, I, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the six months ended May 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

	Total Aggregated	Unpaid at May 31, 2006
Class A	$ 2,964,055	$ 988,873
Class B	662,248	240,802
Class C	505,995	182,170
Class I	6,382	233
Class R	10,617	3,500
Class S	25,722	9,396
Institutional Class	68,874	27,268
	$ 4,243,893	$ 1,452,242

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2006, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 2,870,496	$ 464,383
Class C	3,491,326	623,642
Class R	26,239	5,688
	$ 6,388,061	$ 1,093,713

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annualized Effective Rate
Class A	$ 6,204,194	$ 1,093,580.24%
Class B	948,445	153,903.25%
Class C	1,153,678	197,727.25%
Class R	20,298	10,146.19%
	$ 8,326,615	$ 1,455,356

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2006, aggregated $53,938.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the six months ended May 31, 2006, the CDSC for Class B and C shares aggregated $671,332 and $87,098, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2006, DWS-SDI received $15,364.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $12,792, of which $7,320 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended May 31, 2006, the Advisor agreed to reimburse the Fund $61,823, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2006, the custodian and transfer agent fees were reduced by $580 and $121,737, respectively under these arrangements.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended May 31, 2006 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at November 30, 2005	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ Loss ($)	Dividend Income ($)	Shares at May 31, 2006	Value ($) at May 31, 2006
Borders Group, Inc.	107,151,489	—	—	—	1,051,020	5,255,100	109,095,876
Universal Corp.	86,471,751	—	—	—	1,841,647	2,141,450	78,933,846
	193,623,240				2,892,667		188,029,722

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,183,648	$ 706,264,272	31,914,592	$ 1,382,287,413
Class B	865,821	40,129,772	2,186,233	94,306,454
Class C	2,832,018	131,389,393	5,775,757	250,379,814
Class I	80,910	3,727,077	384,584	16,730,572
Class R	419,380	19,425,014	232,121	10,052,219
Class S	2,120,286	99,038,597	873,414*	38,205,384*
Institutional Class	2,885,148	135,089,688	11,224,982	486,112,927
		$ 1,135,063,813		$ 2,278,074,783
Shares issued to shareholders in reinvestment of distributions
Class A	713,004	$ 32,952,672	1,291,880	$ 55,680,718
Class B	43,471	1,998,691	92,021	3,946,695
Class C	53,368	2,458,480	87,475	3,763,973
Class I	4,351	201,031	2,031	87,093
Class R	2,426	112,134	1,680	72,852
Class S	11,489	533,815	2,514*	110,551*
Institutional Class	31,393	1,450,329	50,764	2,189,469
		$ 39,707,152		$ 65,851,351
Shares redeemed
Class A	(12,441,485)	$ (580,057,578)	(26,869,766)	$ (1,162,881,246)
Class B	(2,281,345)	(105,764,336)	(7,333,697)	(315,155,272)
Class C	(1,773,329)	(82,400,885)	(3,060,325)	(131,981,084
Class I	(29,827)	(1,389,002)	(153,056)	(6,567,729)
Class R	(75,353)	(3,507,269)	(35,648)	(1,553,207)
Class S	(194,270)	(9,097,017)	(28,039)*	(1,228,698)*
Institutional Class	(1,501,364)	(69,977,084)	(1,175,740)	(51,165,284)
		$ (852,193,171)		$ (1,670,532,520)
Redemption fees		$ 34,992		$ 47,297
Net increase (decrease)
Class A	3,455,167	$ 159,177,732	6,336,706	$ 275,119,972
Class B	(1,372,053)	(63,630,274)	(5,055,443)	(216,900,537)
Class C	1,112,057	51,450,511	2,802,907	122,165,355
Class I	55,434	2,539,106	233,559	10,249,936
Class R	346,453	16,029,935	198,153	8,571,864
Class S	1,937,505	90,482,040	847,889*	37,088,889*
Institutional Class	1,415,177	66,563,736	10,100,006	437,145,432
		$ 322,612,786		$ 673,440,911

* For the period February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Dreman High Return Equity Fund (the "Fund") was held on June 28, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154.

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders.

I. Approval of a Plan of Reclassification to reclassify:

(a) All of the Fund's Class I shares as Institutional Class shares.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHIX
CUSIP Number	23338F-804	23338F-887	23338F-879	23338F-853
Fund Number	087	287	387	539
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDHRX
CUSIP Number	23338F-861
Fund Number	1506
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDHSX
Fund Number	2387

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman High Return Equity Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman High Return Equity Fund, a series of DWS Value Series, Inc.

By:	the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006